UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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☒	Soliciting Material under § 240.14a-12

Dynegy Inc.

(Name of Registrant as Specified in its Charter)

Seneca Capital International Master Fund, L.P.

Seneca Capital, L.P.

Seneca Capital Investments, L.P.

Seneca Capital Investments, LLC

Seneca Capital International GP, LLC

Seneca Capital Advisors, LLC

Douglas A. Hirsch

(Name of Person(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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SAVING DYNEGY: FOR ALL SHAREHOLDERS Seneca Capital JANUARY 25, 2011

DISCLAIMER
FORWARD-LOOKING STATEMENTS; STATEMENT OF SENECA CAPITAL BELIEFS; FORECASTS
This presentation contains statements, including Seneca Capital’s beliefs as to valuation, which are forward looking statements about future events and sets forth a presentation of our beliefs. The forward-looking statements are not guarantees of future performance, and we caution you not to rely unduly on them. You should be aware that any forward-
looking statements are based on certain assumptions and subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results that are materially different. We have based many of these forward-looking statements on our beliefs, expectations and assumptions about future events that may prove to be inaccurate. While we consider these beliefs, expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to anticipate and many of which are beyond our control. We caution you that the forward-looking statements are inherently uncertain and necessarily involve risks that may affect Dynegy Inc.’s (“Dynegy”) business prospects and performance, causing actual results to differ from those discussed or presented in this presentation. Without limiting the generality of the foregoing, Seneca Capital’s beliefs as to future value are based on a variety of assumptions as to the future that Seneca Capital believes constitute a reasonable, potential valuation scenario that could develop within the next several years for Dynegy but which are nonetheless subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results materially different than anticipated.  Seneca Capital’s beliefs as to current value are based on a variety of assumptions, including as to the future, that Seneca Capital believes constitute reasonable assumptions but which are nonetheless subject to risks and uncertainties that exist in the business environment that could render actual outcomes and results that are materially different.
THIRD-PARTY INFORMATION
This presentation is based on, and contains references to, third-party sources of information.  Unless otherwise provided, no such third party has (a) participated in the preparation of this presentation, (b) other than as to Ventyx and the “Big 4
Accounting Firm, ” consented to the inclusion of such information in this presentation, or (c) endorsed the views expressed herein.  Neither Ventyx nor the Big 4 Accounting Firm have provided any representation or warranty as to the accuracy of information provided in their reports and you may not rely on their reports.

DISCLAIMER (CONT’D)
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC,
Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca”) have jointly made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a consent statement and a consent card to be used to replace two members of the Dynegy Board of Directors and to adopt certain other proposals set forth in the consent statement.
SENECA ADVISES ALL STOCKHOLDERS OF DYNEGY TO READ THE CONSENT STATEMENT AND OTHER CONSENT SOLICITATION
MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS WILL BE
AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION THE PARTICIPANTS IN THE CONSENT
SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE CONSENT STATEMENT, ONCE AVAILABLE, WITHOUT CHARGE UPON
REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ CONSENT SOLICITOR AT THE TELEPHONE
NUMBER INCLUDED IN THE DEFINITIVE CONSENT STATEMENT, ONCE AVAILABLE.
Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments,
LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch is a participant in this solicitation. Douglas A.
Hirsch is the managing member of each of Seneca Capital Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors,
LLC. The principal occupation of Mr. Hirsch is investment management. Seneca Capital Investments, LLC is the general partner of Seneca Capital
Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital International Master Fund, L.P., and Seneca
Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital Investments,
LLC, Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital
Advisors, LLC and Seneca Capital, L.P. is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.
As of January 20, 2011, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 shares of Dynegy’s common stock, par value
$0.01 per share (“Shares”), representing beneficial ownership of approximately 6.4% of the Shares. As of January 20, 2011, Seneca Capital, L.P.
beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital
Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International Master Fund, L.P. and Seneca
Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares, held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares, held by Seneca Capital, L.P.
As of January 20, 2011, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held European-style call options, providing the right to purchase 2,331,400 and 1,059,600 shares, respectively at an exercise price of $0.01 per share by delivery of notice of exercise as of April
15, 2011.

WE URGE YOU NOT TO TENDER
YOUR SHARES AT $5.50 / SHARE
We believe Dynegy is worth $7.50 - $8.50 / share today with significant upside in a recovery
Accounting Firm studied cost cutting / Ventyx analyzed power prices
Premier vehicle to play power recovery given operational / financial gearing and asymmetric upside to natural gas
Significant flexibility in debt structure and cost cutting provide levers to support equity value independent of commodity markets movements
Stock underperformed IPP peers by ~30% and S&P by ~40% since announcement of reverse split on 3/12/10
Special Committee decided to sell BEFORE even beginning “careful” standalone restructuring analysis promised to investors on November 23
rd
Significant positive catalysts upcoming with potential EPA HAPS/MACT rules in March,
PJM capacity auction in May and potential MISO capacity structure by June
$36mm management change of control severance payments (~6% of equity value)
largely irrespective of deal price and a Board that has purchased only 16,000 shares
“Go-Shop” conducted over Christmas unlikely to maximize participation with restrictive confidentiality arrangements
IEP $0.50/sh increase represents less than 2% of enterprise value versus two
Blackstone deals that were overwhelmingly rejected by shareholders

WRONG
PRICE
WRONG
TIME
WRONG
REASONS
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).

82%
10
AFTER THE TRAGIC
UNDERPERFORMANCE

(1) Includes CPN, NRG and GEN.
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
$9.00
3/12 4/11 5/11 6/10 7/10 8/9 9/8 10/8 11/7 12/7 1/6
32%
42%
52%
62%
72%
112%
Current Icahn Bid
S&P 500
IPP Index
(1)
3/12: 5 for 1
Reverse stock
split proposed
5/25: 5 for 1
Reverse stock
split effective
8/13: Blackstone
$4.50/share proposed
merger announced close
to virtual all-time low
11/17: Blackstone
increases offer to
$5.00/share in face
of defeat
11/23: Blackstone and Dynegy
terminate proposed merger after only
26% of shareholders voting in support
12/15: IEP announces $5.50/share
cash tender ($1.10 pre-split)
DYN ~ 30%
Under-
performance

AND SERIAL ATTEMPTS TO SELL WITHOUT
A “CAREFUL STANDALONE REVIEW”

Blackstone Transaction #1 (Aug. 12, 2010 @ $4.50 per share)
Cash deal at 1/3 of replacement cost at low point in the cycle after “sharp and anomalous”
stock price underperformance
Granted exclusive rights to 1/3 of Dynegy assets
$50mm / $16mm break-up fees and Blackstone right to match
Blackstone Transaction #2 (Nov. 16, 2010 @ $5.00 per share)
Virtually unprecedented “Recess” of shareholder meeting
Additional $16mm break-up fee in the face of defeat of transaction
Only 26% voted in favor of sale at $5.00 per share
Post-Blackstone (Nov. 23, 2010 – Dec. 15, 2010)
Poison pill to freeze top shareholders
Abandoned promise to “carefully review its standalone restructuring alternatives”
Icahn Enterprises Transaction (Dec. 15, 2010 @ $5.50 per share)
Rushed to sell company for low price (deferred due diligence to post-signing)
Yet another $16mm break-up fee
Gained pledge of largest holder (IEP) not to support pending consent solicitation for directors
Willing to spend more than $100mm (15% of equity value) to sell the company
(1)
(1) Includes (a) $16.3 mm break-up fee + $10 mm expense reimbursement per the Proposed Blackstone Merger, plus (b) $23 mm in banking fees, plus (c) $16.3 mm break-up fee per the proposed IEP Merger, plus (d) $36 mm change of control arrangements.

A DIFFERENCE IN ALIGNMENT
DRIVES A DIFFERENCE OF OPINION
VALUE
- Seller at $4.50/$5.00/$5.50 per share
($0.90/$1.00/$1.10 pre-reverse split)
- Bought nearly 30% of stock in August
09 from LS Power at $9.65 per share
- 12% economic interest in Dynegy
(9.3% voting stock)
- Only motivation is increasing
shareholder value – fully aligned
Dynegy Seneca
STRATEGY
FIDUCIARY DUTY
- Board purchased only 16,000 shares
with own money
- $36mm change of control severance
available to management
ALIGNMENT
- Value at $7.50–$8.50/sh today
increasing significantly in recovery
- Supported by cost cutting study and
Ventyx power price analysis
- Sell at $4.50/$5.00/$5.50 per share
as quickly as possible
- Abandoned promise of “careful”
standalone restructuring analysis
- DO NOT SELL $4.50/$5.00/$5.50
- Believes in aligning directors/mgmt w/
shareholders
- Should explore value enhancing steps
to optimize balance sheet, costs
- Offer incremental break fees of
$32mm to IEP/Blackstone combined
- BOD owning stock limits “objectivity”
- Poison pill to freeze top holders from
adding equity at greater than $5.50
- Reject IEP $5.50 per share tender
- Many of existing BOD should resign
given lack of alignment
- Waive pill to enable shareholders to
buy at greater than $5.50

Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).

2010 Maint Unlevered Net Valuation
EBITDA
(1)
Capex
(2)
FCF MWs $/KW $MMs Valuation Commentary and Assumptions
Midwest Coal
Scrubbed Coal ($45) 2,241 $700 $1,569 Based on DCF Analysis
(3)
, including NPV ~$300mm of environmental capex
Unscrubbed Coal 446 $250 $112 DCF
(3)
assumes retirement in 2015; Zero value for Trona
Mothballed Coal
(4)
($9) 457 – – Zero site value
Total Midwest Coal $288 ($54) $234 3,144 $534 $1,680
Implied Unlevered Free Cash Flow Yield 13.9%
Midwest CCGT
Kendall ($11) 1,200 $500 $600 DCF is supported by Casco Bay valuation of $500/kw (NRG Deal)
Ontelaunee ($5) 580 $800 $464 Based on DCF Analysis
(3)
;  MAAC cleared at $226/mwd in latest RPM auction
Total Midwest CCGT $113 ($16) $96 1,780 $598 $1,064
Implied Unlevered Free Cash Flow Yield 9.1%
Midwest Peaking
Midwest Peaking/Other $18 ($1) $16 164 $250 $41 Seneca Capital estimate of capacity value
Implied Unlevered Free Cash Flow Yield NM
West
Moss Landing / Morro / Oakland
(5)
($30) 3,344 $336 $1,125 NRG bid price plus ~$40mm incremental from increased CA power prices
Other Western Gas ($3) 352 $250 $88 Seneca Capital estimate of capacity value
Total West $144 ($33) $111 3,696 $328 $1,213
Implied Unlevered Free Cash Flow Yield 9.1%
Northeast
Casco Bay ($5) 540 $509 $275 NRG bid price; Implies 12% UFCF
Independence ($10) 1,064 $600 $638 Based on DCF Analysis
(3)
; Includes value of ConEd contract
Roseton / Danskammer ($15) 1,693 $200 $339 Based on DCF Analysis
(3)
; Assumes coal retires in 2015
Total Northeast $190 ($30) $160 3,297 $380 $1,252
Implied Unlevered Free Cash Flow Yield 12.8%
Low End of Incremental Identified Cost Savings $96 6x $16mm low end incr. potential cost savings identified by Accounting Firm
Corporate SG&A ($135) ($450) 6x $75mm of corporate SG&A netting out all announced cost cuts
Total $617 ($134) 12,081 $4,896
Net Debt ($3,307) As of 9/30/10 and adjusted to reflect 1/5/11 cash balance
NPV of Lease ($649) As disclosed by Dynegy
Estimated Equity Value $940 All segments include regional overhead and tie to guidance when totaled
Shares 120.6
Estimated Equity Value / Share ~$8.00
(7)
(6)
BUILDING BLOCKS IN PLACE
FOR DYNEGY’S VALUE TODAY

($ in millions)
Dynegy
trades at less
than 1/3rd of
replacement
cost
(1) Dynegy public disclosure.
(2) Assumes maintenance capex of $20/kw-year for coal plants and $9/kw-year for gas plants based on Seneca Capital estimates; total ties to management forecast from Merger Proxies.
(3) See appendix for DCF assumptions.
(4) Dynegy announced its intention to mothball Vermillion 1-2 on 12/29/10 and has indicated its intention to mothball Hennepin.
(5) CA power prices increased ~$6/mwh since 10/29/10 reflecting expected future costs of carbon credits (2012+).
(6) EBITDA adds back $50mm lease expense & $50mm non-cash amortization disclosed by Dynegy.
(7) Valuation and capacity totals exclude Plum Point (140MW).
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).  See page 10 for disclaimer regarding Accounting Report.

FOLLOW THE CASH FLOW
ROADMAP TO EQUITY VALUE
Using EBITDA multiples
understates Dynegy value
because low maintenance capex
and lack of taxes result in higher
cash flow to equity
Using book value of debt
doesn’t capture significant
flexibility of Dynegy debt as
reflected in market prices
Illustrative impact of EPA-driven
capacity uplift demonstrates the
power of Dynegy's operational
leverage to the upside

(1) Net debt includes cash posted for collateral in broker margin account and excludes NPV of lease.  EBITDA includes $50mm of annual rent expense.
(2) Based on market prices of debt as of 1/14/11.
(3) “EV@Market Price” equals market value of debt per Bloomberg plus market value of equity.
(4) Amortization of intangible asset related to capacity agreement with ConEdison, as described in Note 11 of Dynegy 2006 10-K, dated February 27, 2007.
(5) Assumes the $85mm per year Market Recovery Assumption (as noted in the Dynegy Presentation to Proxy Advisory Firms dated October 27, 2010 page 19) is reduced by the change between (a) 2013 forecasted EBITDA (as noted in Dynegy’s 14D-9 filed on December 30,2010) and (b) the 2013 forecasted EBITDA in original Merger Proxy for Proposed
Blackstone Deal.
(6) Based on 2,241 MW of scrubbed coal capacity and 1,200 MW of combined cycle gas capacity (Kendall).  $150/MW-day is for illustrative purposes only.
2011 2012 2013
Stock Price $5.50 $5.50 $5.50
Shares 121 121 121
Equity Value $663 $663 $663
Net Debt as of 9/30/10
(1)
$3,307 $3,307 $3,307
Enterprise Value $3,970 $3,970 $3,970
Market Price vs. Book Value of Debt
(2)
($889) ($889) ($889)
EV @ Market Price
(3)
$3,081 $3,081 $3,081
Adj EBITDA in Merger Proxy $418 $308 $483
Sithe Purchase Accounting Adjustment
(4)
$50 $50 $50
Removal of Market Recovery Assumption
(5)
– – ($30)
Adj Cash EBITDA Without Market Recovery $468 $358 $503
Maintenance Capex in proxy ($119) ($113) ($119)
Unlevered Free Cash Flow $349 $245 $384
Benefit of $150/MWd Increase in MISO/RTO
(6)
$188 $188 $188
Cash EBITDA with Illustrative Capacity Uplift $656 $546 $691
Unlevered Free Cash Flow with Illustrative Capacity Uplift $537 $433 $572
Without Capacity Uplift:
Unlevered Free Cash Flow / EV @ Mkt Price 11.3% 8.0% 12.5%
EV @ Market Price / Cash EBITDA 6.6x 8.6x 6.1x
Unlevered Free Cash Flow / Enterprise Value 8.8% 6.2% 9.7%
Enterprise Value / Cash EBITDA 8.5x 11.1x 7.9x
With Illustrative Capacity Uplift:
Unlevered Free Cash Flow / EV @ Mkt Price 17.4% 14.1% 18.6%
EV @ Market Price / Cash EBITDA 4.7x 5.6x 4.5x
Unlevered Free Cash Flow / Enterprise Value 13.5% 10.9% 14.4%
Enterprise Value / Cash EBITDA 6.0x 7.3x 5.7x

A “BIG 4” ACCOUNTING FIRM
SEES FURTHER COST CUTTING
Seneca retained a Big Four accounting / consulting firm to analyze the potential cost cutting opportunity at Dynegy (“Big 4
Report”)
Utilized various benchmarking techniques and publicly available information on Dynegy and industry peers in a ‘Top
Down’ analysis (see appendix for fuller description of methodology)
Big 4 Report identified between $82mm and $157mm of incremental cost cutting potential starting from 9/30/10 financials (12 months ending 9/30/10)
Big 4 Report states that this implies an additional $16mm – $103mm of cost savings potential on top of the cost structure that Dynegy utilized in their proxy forecast; applying a 6x multiple yields ~$1 – $5/share potential value from incremental cost cutting
Although the “Big 4” accounting firm consented to the inclusion of a “plain paper” report in this presentation (please see appendix for further information), the “Big 4” firm would not consent to the use of its name in this presentation or as part of its “plain paper” report. Investors should consider this when evaluating the analysis.

Cost Reductions Could Provide Meaningful Value to Dynegy Equity
($ in millions)
~$1- $5 / Share
Potential Value
From Addl.
Cost Cutting
(1) Includes O&M Expense and SG&A Expense for the 12 months ending 9/30/10.
(2) Base Case uses average of 2013 – 2015 O&M and SG&A costs, Stretch Case uses average of 2012 - 2015. Calculated as the difference between Gross Margin and Adjusted EBITDA in Dynegy’s Merger Proxy.
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).
Disclaimer: Big 4 Report has been provided in preliminary form, and notes further investigation, validation and diligence is required.  Big 4 Report does not constitute an audit, examination or review in accordance with standards established by the American Institute of Certified Public Accountants and firm has not otherwise verified the information obtained or presented in their report.
Potential Incremental Cost Savings Base Case Stretch Case
Non-Fuel O&M $48 $94
SG&A $28 $51
Fuel Procurement $6 $11
Total Potential Savings Identified by Big 4 Accounting Firm $82 $157
12 Months Ending 9/30/10 (Baseline for Big 4 Report)
(1)
$631
Pro Forma Cost Base According to Big 4 Report $549 $474
Average Cost Base Assumed in Proxy
(2)
$566 $577
Savings Potential Incremental to the Current Business Forecasts in proxy $16 $103

VENTYX ANALYSIS DEMONSTRATES
THE POWER OF PLANT RETIREMENTS

New EPA Clean Air Rules Are A Massive Potential Value Driver for Dynegy
Seneca retained Ventyx (Energy Velocity) to analyze the impact of the EPA’s potential
HAPS/MACT rules on Dynegy’s MISO/PJM coal and CCGT plants
Ventyx used its Fall 2010 Reference Case and dynamic dispatch model
(5)
Reduced natural gas prices to match market prices as of January 5, 2011
Modeled coal plant retirements based upon Credit Suisse mid-case
(4)
Ventyx provided plant-level EBITDA forecast through 2020
(5)
Seneca applied long-term DCF analysis to Ventyx plant EBITDA
Applied company disclosed assumptions on maintenance and environmental capital expenditures to arrive at implied $/KW valuations above
(1) Ventyx Case refers to Seneca application of long-term DCF to Ventyx plant EBITDA calculations.
(2) See sum of the parts valuation on page 8.
(3) Only includes Wood River 4-5 and assumes Hennepin and Vermillion 1-2 are retired.
(4) See Credit Suisse Report “Growth From Subtraction” dated September 23, 2010 and appendix for more detail.
(5) Ventyx plant-by-plant output and assumptions included in Appendix.
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).
Net $/KW Valuation (DCF Based) Uplift to Base Valuation
MWs
Ventyx Case
(1)
Base Case
(2)
Difference $MMs $/Share
Scrubbed Coal 2,241 $1,320 $700 $620 $1,390 $11.52
Unscrubbed Coal
(3)
446 $877 $250 $627 $278 $2.31
Kendall 1,200 $557 $500 $57 $68 $0.56
Ontelaunee 580 $867 $800 $67 $39 $0.32
Additional Upside Identified Above Base Case $1,775 ~$15.00
Base Case
(2)
$7.50 - $8.50
Total Dynegy Value Implied in Ventyx Case
$22.50 - $23.50
(-)
(=)
(=) (x)

WITH STEPS LEADING TO
DYNEGY’S VALUE IN A RECOVERY
Ventyx MACT Analysis Exceeds Recovery Valuation Case
(1)
$22.50 - $23.50
$20.25 $2.50
$17.75
$1.25
$3.00
$2.00
$3.50
$8.00
$ 0
$ 5
$ 10
$ 15
$ 20
$ 25
Base Valuation CCGT Newbuild
Increased to
$1,000/kw &
Market
Recovery
Accelerated
Delivered Coal
Cost Reduced
$0.25/MMBTU
Versus Base
Case
Realization of
High End of
Accounting
Firm ID’d Cost
Savings
$500mm Asset
Sale Proceeds
Applied to Debt
Reduction at
Current Market
Prices
Recovery
Valuation
Excluding
Improvement in
Natural Gas
Price Forecast
Gas Recovery
($1/mmbtu)
Recovery
Valuation
Ventyx Case
Valuation
$5.50/Share Tender Price
(1) Ventyx Case refers to Seneca application of long-term DCF to Ventyx plant EBITDA calculations.
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 fo full disclaimer).  See also page 10 for disclaimer regarding Accounting Report.

Dynegy’s capital structure provides very significant flexibility, with limited secured debt and ample liquidity options. Unsecured debt has minimal covenant protections:
No limitation on asset sales
No limitation on restricted payments
No limitation on debt or lien incurrence
No change of control provisions
Facing this flexibility and lack of protections, Dynegy’s unsecured debt trades in the market at a substantial discount to its face value:

($ in millions)
Amount Market
Outstanding Value Discount
Secured Debt (funded) $68 $68 $0
Sithe/Independence Bonds 225 225 0
Unsecured Debt 3,462 2,676 786
Subordinated Debt (SKIs) 200 97 103
Total $3,955 $3,066 $889
Discount per DYN Share $7.37
A FLEXIBLE DEBT STRUCTURE
MAKES ALL THE DIFFERENCE
Dynegy’s Flexible Capital Structure is A Major Differentiator Versus its Peers
Note: Market value based on Bloomberg prices as of 1/14/2011.

NATURAL GAS EXPOSURE IS
SKEWED TO THE UPSIDE

Gas Price
Coal Price
Greater Profits
at Gas Plants
DYN Forward Gross Margins
Increased Despite Lower Gas Prices
90%
95%
100%
105%
110%
8/12 9/12 10/12 11/12 12/12
2012 CIN On-Peak is HIGHER
2012 NYMEX Gas
Forwards are Lower
2012 CAPP Coal is HIGHER
CIN On-Peak Driven Up By CAPP Coal Prices
Change in DYN Gross Margin due to Power/Gas Curve Shifts
$ in millions, 12/31/10 vs. 8/12/10
(1)
2011 - 15
Coal Plants (3,514 MW) $14
Combined Cycle Gas Plants (4,404 MW) 109
Total +123
vs.
Average Change in NYMEX Gas ($ / MMBtu) (0.26)
(1) Based on commodity curves from BofA Merrill Lynch. See Appendix for detailed plant-by-plant assumptions.
Comparative Power Plant Economics (2012)
8/12/2010 12/31/2010
Kendall / Coal Plant Kendall / Coal Plant
Ontelaunee (CAPP) Ontelaunee (CAPP)
Fuel price 5.57 77.28 5.38 83.70
+/- basis/transportation 0.08 15.00 0.08 15.00
Delivered price
$/MMBtu
5.65
$/ton
92.28
$/MMBtu
5.46
$/MMBtu
98.70
$ / MMBtu 5.65 3.85 5.46 4.11
Heat rate 7,250 10,500 7,250 10,500
Cost of fuel ($/MWh) 40.96 40.37 39.56 43.18
Cost Advantage Kendall / Ontelaunee vs. CAPP Coal Plant ($ / MWh) 3.62
(0.58)

DYNEGY SHOULD BE A LEADING
BENEFICIARY OF COAL RETIREMENTS

% Change in Equity Value from 100 bps change in EV/Replacement Cost Valuation
% Change in Equity Value from $25/MW-Day Change in PJM RTO / MISO Surviving Capacity
(1)
–
5%
10%
15%
20%
25%
DYN GEN NRG CPN
(1) Equals EBITDA uplift on unregulated capacity of CCGTs, scrubbed coal, nuclear and hydro in PJM RTO and MISO capitalized at a 8x multiple divided by market capitalization as of 1/14/2011.  Dynegy market capitalization based on $5.50 IEP offer price.
–
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
DYN AYE FE GEN AEE EXC EIX

PENDING CATALYSTS TO DRIVE
MARKET SIGNALS
March 2011 HAPS/MACT RULE:
(1)
Under federal court consent decree, EPA is to issue a
proposed rule as soon as March 2011 with a final rule as soon as November 2011
May 2011 PJM 2014/15 RPM AUCTION : Could begin to illustrate the impact of
HAPS/MACT rules as some generators will potentially signal costs of environmental rules
Q2 2011 MISO Capacity: MISO is likely to file detailed plans for a PJM-style capacity auction with FERC providing an important mechanism to measure EPA rule impacts

“Given forward dark spreads, we expect that up to 10GW of older/inefficient coal capacity should be retired before the '14/'15 delivery year, even without accounting for EPA-driven retirements”
- Angie Storozynski, Macquarie 1/10/11
“We continue to predict roughly 25,000 MWs in PJM will have to choose between investing in environmental equipment or retiring”
“[Modeling assumptions include] Coal units under 400MWs with no scrubber installed will be retired. Also, early vintage scrubbers (built prior to 1985)
will not comply with upcoming EPA regulation.”
“We assume coal plant retirements from upcoming EPA rules; CATR and HAPS MACT will be phased in over a 3-year time frame starting in 2015, with a 15% effect in the May 2011 auction, a 50% effect in the May 2012 auction, and a 100% effect in the May 2013 auction.”
- Brian Chin, Citi Investment Research 1/18/11
“MISO will likely file for a capacity auction at FERC in 2Q, with an auction in early ’13 for the ‘13/’14 delivery period… At MISO, we primarily discussed the likelihood and timeframe for implementation of a formal capacity auction. While vertically integrated regulated utilities clearly remain relatively averse to the idea, MISO’s initiative to develop a capacity auction stems from recent deliverability requirements demanded by FERC. As a consequence, MISO has indicated to FERC that it intends to make a formal tariff filing for a capacity auction by 2Q11. The first auction is anticipated to take place in early 2013, for delivery in the 2013/2014 delivery year (June 1st 2013 – May 31st 2014).”
- Julien Dumoulin-Smith, UBS 12/23/10 (After a December trip that included a meeting with MISO)
(1) See Appendix for additional detail on EPA HAPS/MACT rule.

$7.00
$1.70
$0.29
$0.77
$0.31
$1.71
$2.78
–
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
Pre-Deal Stock Price New Cost Cut
Disclosure Presented
in Merger Proxy
Increase in Free Cash
Flow Guidance Since
Deal Announcement
Improvement in
Commodity Prices
Since Deal
Announcement
Friction Costs
Associated With
Failed Transaction
Uplift in Wall Street
View of Asset Value
from NRG Bid
Total of Quantifiable
Factors
~$8/SH if Dynegy had traded in line with merchant peers since 3/12
DEFEAT OF TENDER SHOULD
REMOVE OVERHANG

Several materially positive developments since the stock was trading near its all time lows on
August 12
th
- in addition to the three bids for the company by two different parties
After shareholders rejected Blackstone bid Dynegy stock has been resilient despite management’s dire warning that shareholders could lose “significant value”
(2)
$50mm cost cuts
disclosed in
merger proxy x 6 -
$25mm costs to
achieve & 25%
discount
2010 FCF
guidance improved
$38mm from 8/6 to
11/8
NPV of change
gross margin for
the 2011-15 period
from 8/12/10
through 12/31/10
Assumes $35mm
costs related to
deal expenses,
and severance
Based on Citi
Investment
Research
valuation
(1)
Could be Substantial Shareholder Interest Once Tender is Defeated
(1) Citi Investment Research valuation of Dynegy dated February 25, 2010.  Total plants sold to NRG valued at $1,157mm and corresponded to a full Dynegy valuation of $8.25/share ($1.65 pre-split).
(2) Source: Dynegy October 2010 Investor Presentation.
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).

MARKET PARTICIPANTS HAVE
BEGUN TO TAKE NOTICE
“If shareholders reject the BX revised offer, we believe a newly composed board and new management will likely take a rational, long-term and creative approach to breaking up the company (potentially taking several years) and realize a value closer to our $9 per share break-apart value.”
- Charles Fishman, Pritchard Capital Partners, 11/17/10

“Icahn’s recent proposal to refinance DYN’s credit facilities under amended terms should assuage concerns over the liquidity impact of asset sales/maintenance covenants. Seneca also recently proposed an additional four new board members, all of whom have highly relevant backgrounds, including a former senior rail executive… We have incorporated
DYN’s latest disclosures into our projections, adjusting our EBITDA outlook and increasing our cash flow burn through
’15 to $2.3 Bn. In contrast, DYN’s sizeable operational and financial leverage could push equity value to $12/sh on a power recovery and debt restructuring to mrkt value.”
- Julien Dumoulin-Smith, UBS 11/16/10
“I believe  that,  even  at  $5.00  per share, the proposed Blackstone acquisition  undervalues Dynegy.  Today's $.50 per share increase, coming only one day after Blackstone stated that the $4.50 price is ‘a full and fair valuation’ reassures my belief that the Dynegy/Blackstone transaction leaves too much shareholder value on the table for Blackstone.  I have also considered that in a November 15, 2010 report JP Morgan stated that it is ‘introducing a December 2011 price target of
$7, up from our prior December price target of $5.00.’”
- Carl Icahn, 11/16/10 (In a statement filed with the SEC on a Schedule 13D/A)

REJECTING THE TENDER IS THE
ENABLING EVENT
Do not tender your shares for $5.50 / share
WRONG PRICE at the WRONG TIME for the WRONG REASONS
We believe Dynegy is worth $7.50 - $8.50 per share today with significant upside in a recovery valuation - trading at less than 1/3 of its replacement value
Board rushed to sell the company BEFORE conducting promised “careful standalone review”
$36mm management change of control severance payments and a Board that has purchased only 16,000 shares creates misalignment with shareholders
Dynegy is the premier vehicle to participate in a power market recovery with substantial value creation levers independent of commodity prices
Industry leading leverage to EPA-driven retirements (validated by Ventyx model)
Positive asymmetric exposure to natural gas
Flexible debt structure reflected in ~$7/sh market value discount of debt
Accounting Firm validated cost cutting potential

Defeat of Tender Can Enable Investors to Participate in Dynegy Value Creation
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).  See page 10 for disclaimer regarding
Accounting Report.

APPENDIX 20

EPA CLEAN AIR RULES CAN
CHANGE MARKET DYNAMICS
Upcoming EPA rules may force coal generators to either invest in expensive control technologies or shut down
Stringent Maximum Achievable Control Technology (MACT) Rules
could require compliance as early as 2014
Environmental controls can be expensive and unlikely for many plants if the current power price environment persists
(1)
Pursuant to the Midwest Consent Decree, Dynegy will have spent $730 mm (out of a total of $960 mm) of environmental capital expenditures for the Midwest fleet by the end of 2010 and will have substantially completed its environmental capital expenditure program by 2013.
(3)

(1) Source (including for the table): Credit Suisse report, “Growth From Subtraction” dated September 23, 2010.
(2) Ability of TrONA to meet compliance standards is still under discussion.
(3) Source: Dynegy 2009 10-K and Merger Proxy for Proposed Blackstone Merger, page 55.
Install Incremental
Fuel Type Required Technology Cost ($/kw) Cost ($/MWh)
Eastern Coal FGD + SCR $450 - $700 $3 - $4
Western Coal TrONA + Baghouse
(2)
$150 $5 - $6

EPA RULES: HAZARDOUS AIR
POLLUTANT HAPS/MACT
The Clean Air Act requires the EPA to develop an emission control program for hazardous pollutants, including mercury and acid gases
The EPA is mandated pursuant to consent decree to draft a proposed Maximum
Achievable Control Technology (HAPS/MACT) rule as soon as March 16, 2011 and to finalize it as soon as November 16, 2011
HAPS/MACT rule will apply to all existing and future coal and oil fired capacity
HAPS/MACT requires achieving emissions levels as good as the average of the top 12% of existing representative sources
Credit Suisse estimates that for mercury emissions, this could require a 90% removal rate
Affected plants would have 3 years to comply (i.e., 2014 or 2015), assuming no case by case waivers or an exemption granted by the President
In a more moderate scenario, the EPA could propose different sets of standards based on sub-categories, such as:
Size
Boiler pressure / temperature
Coal mix
No trading between plants

CREDIT SUISSE MID-CASE FOR
COAL PLANT RETIRMENTS
According to Credit Suisse, 66% of the coal capacity in the US have NOT installed (or announced plans to install) both scrubbers and SCRs and 30% have no environmental controls at all
Smaller coal plants are less likely to invest in environmental controls as the capital cost is significantly higher on a $ / kw basis. More than 50 GW of small coal plants have no environmental controls installed
Credit Suisse base case assumes that 60GW of coal capacity will be retired including all units below 300MW without any pollution control equipment

Coal Plant Capacity by Emission Control (Incl. Planned)
(1)
FGD & FGD SCR
Region SCR Only Only None Total
CAISO - 135 46 461 642
ERCOT 9,393 5,287 1,928 2,296 18,904
MISO 20,468 12,270 11,952 32,341 77,031
NEPOOL 1,343 214 666 652 2,875
NYISO 998 223 1,063 718 3,002
PJM 35,634 8,119 16,405 19,553 79,711
SPP 3,631 4,002 2,201 16,087 25,921
WECC 3,323 23,561 211 7,469 34,564
SERC 34,079 8,832 21,435 21,787 86,133
Other 5,940 2,331 2,318 1,448 12,037
114,809 64,974 58,225 102,812 340,820
Percent of Total 33.7% 19.1% 17.1% 30.2% 100.0%
Small (<300 MW) Coal Plant Capacity by Emission Control (Incl. Planned)
(1)
FGD & FGD SCR
Region SCR Only Only None Total
CAISO - 135 46 461 642
ERCOT 184 349 8 12 553
MISO 2,756 2,289 3,774 15,985 24,803
NEPOOL 355 214 666 252 1,486
NYISO 343 223 1,063 718 2,347
PJM 4,940 2,375 4,865 9,841 22,021
SPP - 569 318 3,646 4,533
WECC 554 3,605 211 3,785 8,154
SERC 4,819 3,700 7,484 14,877 30,880
Other 1,090 409 251 1,008 2,757
15,040 13,867 18,685 50,584 98,176
Percent of Total 4.4% 4.1% 5.5% 14.8% 28.8%
(1)
Source: Credit Suisse report, “Growth From Subtraction” dated September 23, 2010.

SO2	NOx			Mercury	Particulate Matter	
	Scrubber	Low NOx burners	Overfire Air	SCR	Activated Carbon	Electrostatic Precipitator	High Efficiency Baghouse
Baldwin 1 [(1)]	✓ (red)		✓	✓	✓	✓	✓ (red)
Baldwin 2 [(1)]	✓ (red)		✓	✓	✓	✓	✓ (red)
Baldwin 3	✓	✓	✓		✓	✓	✓
Havana 6	✓	✓	✓	✓	✓	✓	✓
Hennepin 1-2		✓	✓		✓	✓	✓
Vermillion 1			✓		✓	✓	✓
Vermilion 2		✓	✓		✓	✓	✓
Wood River 4 [(2)]		✓	✓		✓ (red)	✓	
Wood River 5		✓	✓		✓	✓	
Danskammer		✓	✓			✓	

✓ Constructed ✓ (red) To be or under construction

AND DYNEGY’S ASSETS ARE
PRIMED TO BENEFIT
(1) Assumptions used for cost estimates are per Credit Suisse report “Growth from Subtraction” dated September 23, 2010.
Dynegy is extremely well positioned to benefit from EPA Clean Air rules given its substantial investment in pollution control equipment
Its largest, most efficient plants will have been scrubbed
We estimate pollution control equipment for Dynegy’s coal fleet will have a replacement value of more than $1.7bn upon completion – A MAJOR COMPETITIVE ADVANTAGE
Source: Dynegy Investor Presentation, Q2 ’10

ACCOUNTING FIRM COST
STUDY
An Accounting Firm study analyzed Dynegy’s public data to determine a baseline level of costs, for which they utilized Dynegy’s LTM financial results as of Sept. 30, 2010
O&M Costs
SG&A Costs
Cost of sales / fuel procurement
Analyzed public disclosures of selected relevant public comparable companies to determine industry benchmarks for each cost category
GenOn, NRG Energy, Calpine, Constellation, AES and Public Service Enterprise Group
Compared Dynegy results to comparable company benchmarks in order to determine where cost savings would be possible within Dynegy relative to its baseline cost level in a base case and in a stretch case
Reviewed financial forecasts from Dynegy’s preliminary proxy statement (January 10, 2011) to determine cost levels assumed by management, including cost savings plans already announced and being implemented by management
Used gross margin less Adjusted EBITDA as a proxy for SG&A + O&M costs
Compared baseline level of costs and total savings potential to 2012-2015 forecast period and 2013-
2015 forecast period costs to determine incremental savings potential for Dynegy for 2011+
$16 mm of potential incremental savings in base case
$103 mm of potential incremental savings in stretch case

For Further information see actual report appended to this presentation
Disclaimer: Accounting Report has been provided in preliminary form, and notes further investigation, validation and diligence is required. Accounting Report does not constitute an audit, examination or review in accordance with standards established by the American Institute of Certified Public Accountants and firm has not otherwise verified the information obtained or presented in their report.

VENTYX POWER ANALYSIS
Ventyx (Energy Velocity) calculated a dynamic plant-by-plant fundamental production cost model based on their Fall Reference Case that integrates commodity price assumptions, resource additions and retirements
Load forecast based on utility filings
Build-out of all known and reasonably foreseeable transmission projects
Renewable additions to meet existing state standards
MISO and PJM capacity payments reach Cost of New Entry assumptions when reserve margins drop below 15%
Coal and transportation costs are based on Ventyx Coal Sub-Module that utilizes a least cost algorithm that includes variable cost of coal producers and different modes of transport
Natural gas prices based upon NYMEX strip as of January 5, 2011
Plant-level assumptions for heat rates, capacity factors and O&M are based on
Ventyx’s Energy Velocity database (based on FERC data where available)
Applied Credit Suisse Mid-Case
(1)
(60GW of retirements) MACT retirement
assumptions
Retirement of coal fired units smaller than 300MW without environmental controls
Compliance with all other existing environmental legislation (CATR, RGGI, EPA Tailoring
Rule, etc.)

(1)
Source: Credit Suisse report, “Growth From Subtraction” dated September 23, 2010.

VENTYX PLANT MARGIN
RESULTS

Year 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Assumption Summary
NYMEX Gas $4.57 $5.00 $5.24 $5.44 $5.64 $5.83 $6.00 $6.19 $6.37 $6.56
CIN ATC Power $33.10 $36.09 $40.07 $42.41 $47.37 $51.77 $53.18 $55.08 $56.75 $58.38
PJM ATC Power $33.27 $36.11 $40.04 $42.49 $47.28 $51.41 $52.92 $55.18 $56.87 $58.63
Baldwin
MWs 1,784 1,784 1,784 1,784 1,784 1,784 1,784 1,784 1,784 1,784
GWh 11,814 11,812 11,813 11,811 11,814 11,825 11,825 11,850 11,862 11,874
Energy Revenue $383 $406 $449 $491 $553 $609 $628 $654 $675 $697
Capacity Revenue – $3 $18 $18 $200 $208 $210 $213 $213 $215
Fuel Costs ($164) ($168) ($174) ($214) ($219) ($234) ($245) ($253) ($266) ($273)
O&M Costs ($65) ($68) ($70) ($73) ($74) ($76) ($78) ($80) ($82) ($84)
EBITDA $153 $173 $223 $222 $460 $507 $515 $533 $541 $554
Havana 6
MWs 441 441 441 441 441 441 441 441 441 441
GWh 2,872 2,839 2,825 2,858 2,869 2,878 2,878 2,884 2,887 2,890
Energy Revenue $93 $98 $108 $119 $135 $148 $153 $159 $164 $170
Capacity Revenue – $1 $4 $4 $49 $52 $52 $53 $53 $53
Fuel Costs ($46) ($47) ($51) ($54) ($56) ($59) ($62) ($64) ($67) ($69)
O&M Costs ($17) ($19) ($18) ($18) ($19) ($19) ($20) ($20) ($21) ($21)
EBITDA $30 $32 $43 $51 $110 $121 $123 $127 $129 $132

VENTYX PLANT MARGIN
RESULTS (CONT’D)

Year 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Wood River 4-5
MWs 444 444 360 360 360 360 360 360 360 360
GWh 2,904 2,871 2,353 2,377 2,377 2,380 2,380 2,384 2,387 2,389
Energy Revenue $94 $100 $90 $99 $111 $122 $126 $132 $136 $140
Capacity Revenue – $1 $4 $4 $40 $42 $42 $43 $43 $43
Fuel Costs ($50) ($51) ($41) ($42) ($43) ($45) ($47) ($48) ($51) ($52)
O&M Costs ($17) ($19) ($16) ($17) ($17) ($18) ($18) ($19) ($19) ($20)
EBITDA $28 $30 $36 $44 $91 $102 $104 $107 $109 $112
Kendall
MWs 1,224 1,224 1,224 1,224 1,224 1,224 1,224 1,224 1,224 1,224
GWh 670 624 903 934 1,217 1,389 1,321 1,213 1,220 1,174
Energy Revenue $38 $40 $68 $71 $97 $122 $119 $117 $120 $119
Capacity Revenue $78 $49 $12 $12 $61 $109 $117 $118 $116 $123
Fuel Costs ($24) ($24) ($36) ($39) ($53) ($62) ($60) ($58) ($60) ($59)
O&M Costs ($18) ($18) ($19) ($20) ($21) ($22) ($22) ($22) ($23) ($24)
EBITDA $74 $47 $25 $24 $85 $147 $154 $155 $153 $160
Ontelaunee
MWs 574 574 574 574 574 574 574 574 574 574
GWh 2,600 2,767 2,839 2,732 2,615 2,606 2,596 2,612 2,679 2,628
Energy Revenue $122 $147 $169 $145 $149 $159 $162 $167 $174 $175
Capacity Revenue $37 $23 $47 $47 $51 $54 $55 $58 $61 $64
Fuel Costs ($89) ($104) ($111) ($111) ($110) ($113) ($116) ($120) ($127) ($128)
O&M Costs ($13) ($14) ($15) ($15) ($15) ($15) ($15) ($16) ($16) ($17)
EBITDA $56 $52 $90 $67 $75 $85 $86 $89 $92 $94

VENTYX BIOGRAPHY
Ventyx is a business solutions provider offering software, data and advisory services to energy, utility, communications, and other asset-intensive commercial industries.  Ventyx was formed in
2007 by the merger of MDSI and Indus International and the acquisition of Global Energy
Decisions and New Energy Associates during that same year.  Each of these companies traces their roots to the 1970’s and have been providing clients in the energy sector with energy planning, decision support, energy trading and operations solutions.  In 2010 Ventyx was purchased by ABB, a global leader in power and automation technologies.
The Ventyx Advisory Services Practice, which performed part of the analysis in this presentation, traces its roots to the legacy Global Energy Decisions and New Energy Associates companies.
The keystone product of the Ventyx Advisors Practice is the Ventyx Reference Case which is a semi-annual forecast of North American power and fuel markets.  The Ventyx reference case is utilized by utilities, power generators, investment bankers and market regulators as an independent view of the current and expected state of power and fuel markets.  Over the lifetime of this product offering the Ventyx reference case has become widely recognized with a large subscriber base.

KEY DCF VALUATION
ASSUMPTIONS
All DCF-based valuation metrics used in the Sum Of the Parts valuation on page 8 and elsewhere in this presentation included the following assumptions:
Capacity factors based on historical plant-by-plant data and management guidance from public presentations
Strip gas prices through 2015 as of 10/29/10 with a flat $6 long-term natural gas price thereafter
Long-term CAPP coal of $70/ton and PRB of $12.50/ton
Increased coal transportation costs upon contract expiration
Near term MISO power prices set by natural gas approximately 15% of the time until equilibrium at which point gas sets MISO power prices for all on-peak hours
Dynegy unscrubbed coal plants retired in 2015
Baldwin plant-to-hub basis normalized in 2014 as a result of plant shutdowns
$850/kw CCGT and $625/kw peaker newbuild economics by 2016 - 2018 driven by plant retirements from POTENTIAL EPA HAPS/MACT rules
10% WACC on unlevered cash flows
Taxes calculated on a corporate level
All relevant capital expenditures (including environmental expenditures) included in DCFs on an NPV basis
Plant by plant model is calibrated to tie to 2010 guidance and therefore incorporates all
SG&A costs (including regional overhead expenses)
Disclaimer: Seneca Capital’s beliefs regarding current and future value are based upon assumptions, including as to the future, that Seneca Capital believes to be reasonable, however, substantial risks and uncertainties exist such that actual performance may deviate materially from Seneca Capital’s forecasts (see page 2 for full disclaimer).

ASSUMPTIONS FOR ESTIMATING
CHANGE IN FORWARD GROSS MARGINS

2011 2012 2013 2014 2015
Capacity (MW)
Midwest Coal 3,144 2,980 2,980 2,687 2,687
Danskammer 370 370 370 370 370
Ontelaunee 580 580 580 580 580
Kendall 1,200 1,200 1,200 1,200 1,200
Casco Bay 540 540 540 540 540
Independence 1,064 1,064 1,064 1,064 1,064
Moss Landing 1&2 1,020 1,020 1,020 1,020 1,020
Capacity Factor
Midwest Coal 85.0% 85.0% 85.0% 85.0% 85.0%
Danskammer 85.0% 85.0% 85.0% 85.0% 85.0%
Ontelaunee 47.6% 47.6% 47.6% 47.6% 47.6%
Kendall 47.6% 47.6% 47.6% 47.6% 47.6%
Casco Bay 47.6% 47.6% 47.6% 47.6% 47.6%
Independence 47.6% 47.6% 47.6% 47.6% 47.6%
Moss Landing 1&2 57.1% 57.1% 57.1% 57.1% 57.1%
DYN Hedge Assumption
Midwest Coal 100% 15% – – –
Danskammer 100% 40% – – –
Ontelaunee 100% 15% – – –
Kendall 100% 23% 23% 23% 23%
Casco Bay 100% 40% – – –
Independence 100% 70% 70% 64% –
Moss Landing 1&2 100% 50% – – –

ASSUMPTIONS FOR ESTIMATING
CHANGE IN FORWARD GROSS MARGINS

(1)
2011 2012 2013 2014 2015
Power Price / Spark Spread ($/MWh as of 8/12/2010)
Midwest Coal $32.05 $34.21 $36.97 $40.37 $44.09
Danskammer $48.42 $50.30 $53.16 $56.40 $58.68
Ontelaunee $18.03 $17.47 $18.65 $20.17 $22.90
Kendall $1.57 $0.39 $0.56 $1.65 $3.94
Casco Bay $8.37 $8.80 $10.18 $12.28 $14.75
Independence ($0.26) ($2.02) ($1.84) ($3.25) ($1.69)
Moss Landing 1&2 $8.03 $10.01 $11.68 $15.21 $16.20
Power Price / Spark Spread ($/MWh as of 12/31/2010)
Midwest Coal $32.39 $35.04 $37.82 $40.78 $43.29
Danskammer $49.02 $50.53 $52.58 $54.41 $56.37
Ontelaunee $20.58 $20.60 $21.54 $22.40 $23.97
Kendall $3.48 $2.38 $2.91 $4.15 $5.28
Casco Bay $10.62 $9.97 $10.54 $11.20 $11.81
Independence $2.46 $1.99 $2.33 $2.60 $2.77
Moss Landing 1&2 $8.69 $16.33 $20.68 $21.43 $22.18
Change in Gross Margin ($ mm)
Midwest Coal – $16 $19 $8 ($16)
Danskammer – $0 ($2) ($5) ($6)
Ontelaunee – $6 $7 $5 $3
Kendall – $8 $9 $10 $5
Casco Bay – $2 $1 ($2) ($7)
Independence – $5 $6 $9 $20
Moss Landing 1&2 – $3 $8 $6 $5
(1) Assumes that DYN captures 18% of the spark spread improvement in 2012+ due to requirement to purchase carbon credits.

ACCOUNTING COST STUDY

DRAFT Project Delta Comparator Analysis of Dynegy January 2011 ADVISORY DRAFT 1

DRAFT
Project Delta
Our findings suggest that further cost reduction and operational efficiency may be possible at Dynegy
Key findings Supporting evidence Observations
The current financial
performance of Dynegy
places it at the median of
its peer group
For the 12 months ending September 2010, Dynegy has
reported an EBITDA margin of 23% versus a peer group
median of 23%.  For the comparator group chosen, the
range was between 18% and 32%
Given the limited amount of time and access to information, it is difficult to assess Dynegy’s potential to achieve upper quartile performance.  Additional investigation and diligence is required
Additional cost savings
and operational
efficiencies have been
announced and are
expected to be delivered
between now and 2013
In August 2009, a multi-year cost reduction program was
announced that was expected to deliver cumulative
savings of $400m to $450m between 2010 and 2013
the identified savings include $70m to $85m of
operating costs including an annualized $30m to $40m
of O&M and $40m to $45m of G&A
an additional $25m to $30m of capex avoidance was
also included in the announcement
As part of the proxy filing in December 2010, an
incremental $50m of savings was identified through
operational efficiencies and G&A reduction
To reach the cumulative $400m to $450m target, most of the
projected run-rate savings would have to be in-place in 2010
There appears to be a concerted effort to reduce G&A expense as evidenced by the 10% decline, on average, per year since 2007
Updates to investors have reinforced that the program is ‘on-track’
but have not provided additional details
It is unclear if the incremental savings in the proxy filing is based on pushing the current initiatives further or if new ideas and initiatives have been developed
The current savings program has not been evaluated for delivery risk
It is possible that a
further $16m to $103m of
cost savings and
operational
improvements could be
possible, however further
validation is required
The current cost savings do not specifically mention
opportunities in the cost of sales line, which may include
transportation and distribution opportunities
When compared to historical cost levels and comparator
organizations, further upside may be possible in the
O&M and G&A lines, beyond what has already been
included in the business plan forecasts
Given the limited amount of time and access to information, it is difficult to ascertain how much further operational improvement may be possible in this business and further validation and diligence is required
The largest component of the incremental savings identified is in the
O&M line.  The savings may not be entirely possible given the plant upgrades and new emissions equipment
No consideration has been given to timing or implementation cost at this time
The asset efficiency of
the organization lags the
peer group and should be
investigated further to
understand the drivers
and assess what upside
may be possible
Dynegy’s asset efficiency (EBITDA / Assets) is at 5%
and currently 4th quartile for the peer group.  For the
comparator group chosen, the range was between 5%
and 14%
Given the limited amount of time and access to information, it was not possible to identify the specific causes for this performance.
Further investigation is required
2

3
DRAFT
Project Delta
We have identified an incremental $16m to $103m of potential savings, above and beyond what may be included in the current forecasts
Methodology and Assumptions
The total potential for each of the P&L lines was determined using the 12 month period ending September 2010 as the baseline.
Costs by type were compared with historic levels and against comparator organizations
The level of planned operating expense (O&M and G&A) going forward was estimated using the difference between gross margin and adjusted EBITDA from the proxy filing dated 10 January 2011 (1)
The total savings potential was then compared to the published forecasts (10 January 2011 proxy filing) to understand if additional opportunity exits, above and beyond what is included in the current business plans
Notes: (1)  Adjusted EBITDA includes interest income and other adjustments related to mark-to-market changes, and therefore may not be an accurate representation of the planned O&M and G&A of the business going forward
Source: Preliminary proxy statements relating to merger or acquisition, DPREM 14A, 10 January 2011 page 59 ; Analysis
(1)
The savings range
has been
calculated by
taking the
difference
between the LTM
baseline ($631m)
and the estimated
operating cost
going forward
Savings potential
incremental to the
current business
forecasts
Savings potential from 12 month period ending September 2010 ($mm)
Base Stretch Base Stretch
O&M 487 487 10% 19% 48 94
G&A 144 144 20% 36% 28 51
Subtotal
631 $              631 $              12% 23%
76 $                    145 $
Analysis of planned operating expense going forward ($mm)
Base Stretch
Assume that the average GM- Adj EBITDA for 2013 to 2015 is a good proxy for on-going O&M + G&A 566 65 -
Assume that the average GM- Adj EBITDA for 2012 to 2015 is a good proxy for on-going O&M + G&A 577 - 54
65 $                    54 $
11 $                    92 $
Cost of sales savings potential from 12 month period ending September 2010 ($mm)
Base Stretch Base Stretch
Cost of Sales 1,140 114 5% 10% 6 11
16 $                    103 $
Reduce Trans. & Dist.
Incremental savings potential (O&M and G&A)
Total incremental savings potential
Estimate of planned
improvements (2011 +)
P&L line Opportunity
Cost base
(Q4'09 - Q3'10)
Impactable
cost base
Savings assumption
Total savings potential (Q4'10
and beyond)
Improve O&M as a % of Sales
Improve G&A as a % of Sales
Possible scenarios
Planned level of O&M + G&A
going forward
P&L line Opportunity
Cost base
(Q4'09 - Q3'10)
Impactable
cost base
Savings assumption
Total savings potential (Q4'10
and beyond)

4
DRAFT
Project Delta
We have developed a set of hypotheses that could be refined and tested through our structured approach
Procurement
A more strategic approach to direct and indirect procurement, including centralizing the procurement function across Dynegy, may reduce costs across the organization
H1
Maintenance
and
Operations
Improvements to the maintenance and operations strategy and practices, including a shift to more preventative maintenance, and improved scheduling, planning and prioritizing of work could reduce O&M costs in the organization
H2
Equipment
Effectiveness
Targeted investments and a more effective maintenance program may improve the OEE of the plants, resulting in improved utilization and availability, leading to reduced cost and improved profit
H3
Capital
Expenditures
A more rigorous approach to capex approval and project governance could reduce capex levels
H4
Inventory /
Spare Parts
A better controlled procurement process and a well defined spare parts strategy could reduce operating expense and release working capital through spare parts reduction
H5
Support
Functions
Driving efficiency across the support functions through centralization, outsourcing and the use of ‘self-service’ models could reduce G&A costs in the business
H6
Should you wish to
proceed to Phase II, we
have identified a
preliminary list of
areas that you may
want to consider for
further analysis and
investigation

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								✓	✓	✓	✓			✓	✓	✓

5
DRAFT
Project Delta
Our analysis was based on 6 comparator organizations that we believe to be similar to Dynegy
Company/
Comparator Business Description
Ticker
symbol
Market
Cap
($B)
Geography
(countries)
# of
plants
Total
capacity
(MW)
Employ-
ees
Generation mix Stages of involvement
Coal
Natural
gas Oil
Nuc-
lear Hydro
Renewable
and others
Gene-
ration
Trans-
mission
Distri-
bution
Dynegy
Produces and sells electric
energy, and a range of
capacity and ancillary
services.
DYN 0.70 United States 18 12,300 1,735
GenOn
Energy
Generator of wholesale
electricity through baseload,
intermediate and peaking
units.
GEN 1.49 United States 49 24,599 3,219
NRG Energy
Engaged in the ownership,
development, and operation
of power generation
facilities.
NRG 4.99 United States 42 24,744 4,607
Calpine
Corporation
Sells wholesale power,
steam, capacity, renewable
energy credits and ancillary
services.
CPN 6.54 91 27,500 2,200
Constellation
Energy Group
Develops, owns, owns
interests in, and operates
electric generation facilities.
CEG 6.50 N/A 7,118 7,200
The AES
Corporation
Owns and/or operates
power plants to generate
and sell wholesale power.
AES 10.21
United
States; 28
addt’l
countries
132 40,300 27,000
Public
Service
Enterprise
Group
Holding company which
operates through Power,
Utility and Investment
divisions.
PEG 15.85 United States N/A 13,500 6,382
Notes: Number of plants are defined as those that the Company owns, operates, leases or has partnership interests
Source: Publicly available information
United
States;
Canada
United
States;
Canada

6
DRAFT
Project Delta
Summary of previously announced cost saving programs
Current cost improvement
initiatives Additional detail Observations
In July 2009, Dynegy reported
that a cumulative $400m to
$450m of operating
efficiencies could be achieved
between 2010 and 2013 with
annual run-rates  between
$95m and $110m
(1)
Dynegy announced an extensive, multi-year program to
eliminate costs throughout the company. Cumulative
savings, relative to Dynegy’s original plan, are expected
to be $400m to $450m over a four-year period beginning
in 2010
Annual savings are expected to be generated through
the following means:
reduced capital expenditures, with a targeted range of
$25m to $30m in savings per year;
reduced operational expenditures, with a targeted range
of $30m to $40m in savings per year; and
reduced general and administrative expenditures, with a
targeted range of $40m to $45m in savings per year
It does not appear that there have been additional
updates with respect to the timing, areas of focus
or progress towards targets aside from the
comments in the quarterly investor updates
indicating that the program is on-track
If the savings are based on a 2009 baseline, this
represents an EBITDA improvement of
approximately 3 points from 23% to 26% of sales
approximately 25% reduction in SG&A expense
approximately 7% reduction in O&M expense
Reduction in capex is grouped in with the operating
cost improvements, however direct P&L impact is
not expected
As part of the proxy
statement released on
January 10, 2011 from
Dynegy to its shareholders,
an additional $50m of annual
cost savings may be possible,
beginning in 2011 and
incremental to the previously
announced targets
(2)
Implementation of a cost savings program focused on
reducing general, administrative and operational
expenses generates approximately $50m in annual cost
savings beginning in 2011.
Implementation has not yet commenced and would be
incremental to the cost savings targets included in the
Company’s previously announced 2010-2013 cost
savings program
No further detail is provided as to where these cost
savings will come from or the cost and risk
associated with achieving this level of savings
Source: (1) Dynegy Press Release, August 10, 2009, “Dynegy Reaches Transformational Agreement with LS Power; Separately Initiates Cost Reduction Program”
(2) Dynegy Proxy Filing on December 23, 2010, Schedule 14a, Page 60, note 3

7
DRAFT
Methodology and Assumptions
To estimate the planned level of operating expense (O&M and G&A) going forward, the projected gross margin of the business was compared to the projected Adjusted
EBITDA using the forecasts found in the 10 January 2011 proxy filing it is important to note that there is a difference between the $702m of estimated operating expense found using this method for 2010E and the LTM baseline
($631m) used to calculate the potential savings of $71m (10%).  This could be due to the impacts of interest income, mark-to-market changes or changes in the operating cost base of the business and should be investigated further
Once the expected level of operating expense was determined for each of the forecast periods, it was assumed that 2013 and beyond could be used to understand the planned level of operating expense once all of the current cost reduction programs were completed
this analysis will only identify the net forecast change in estimated operating expense which will include both increases due to increasing costs of goods and services and cost reduction efforts that may be planned and delivered as part of the announced programs and further efforts by management
Project Delta
Analysis of proxy filing
Notes: (1)  Adjusted EBITDA includes interest income and other adjustments related to mark-to-market changes, and therefore may not be an accurate representation of the planned O&M and G&A of the business going forward
Source: Preliminary proxy statements relating to merger or acquisition, DPREM 14A, 10 January 2011 page 59 ; Analysis
Recommended next steps
Validate the actual planned levels of O&M and G&A in
the business plan going forward and compare these
to the actual 2010 results to determine what level of
cost reduction may be planned
Review the assumptions and operating initiatives that
were used to develop the plans to understand the
robustness of those plans and assumptions
Understand and model the impact of off-setting items
including normalizing for changes in revenue, inflation,
changes in the asset base or other known items that
could impact the required level of operating expense
going forward
(1)
Analysis of forward looking performance ($mm)
2010E 2011E 2012E 2013E 2014E 2015E
Gross Margin 1,209 867 920 1,057 932 1,020
Adjusted EBITDA 507 418 308 483 380 449
Operating Cash Flow 317 (13) (147) 47 (93) (28)
Estimated operating expense (GM less adjusted EBITDA) 702 449 612 574 552 571
Assume that the average GM- Adj EBITDA for 2013 to 2015 is a good proxy for on-going O&M + G&A 566
Assume that the average GM- Adj EBITDA for 2012 to 2015 is a good proxy for on-going O&M + G&A 577
Financial year ending Deember 31,
Planned level of O&M +
G&A going forward
Possible scenarios

8
DRAFT
Project Delta
Comparator organizations cost reduction initiatives
Company Commentary
GenOn Energy
“We assume US$100m in cost savings in 2011 rising to US$200m in 2012 (more than management’s guidance of US$150m) as the companies eliminate some overheads and optimize coal and power hedges.” – Macquarie Equities Research, Dec. 2010
“We believe GEN will exceed announced annual cost savings of $150MM. We believe this estimate is conservative and will be achieved early in 2011. We expect additional annual savings of $100-$150MM.” – RBC Capital Markets, Dec. 2010
“Both companies also expect overhead cost savings to result from consolidations in several areas, including headquarters, IT systems and corporate functions such as accounting, human resources and finance.” – ISS Proxy Advisory, Oct. 2010
“Stockholders of both companies (Mirant & RRI Energy) will benefit from significant value creation driven by expected annual cost savings of $150 million. These costs savings will come from reductions in corporate overhead and will be realized fully starting in
January 2012.” – BusinessWire, Apr. 2010
NRG Energy
“Longer term NRG forecasts Reliant to earn around $300m per year in run-rate EBITDA. Included in this estimate are the transaction cost savings associated with being able to cross generation and load (around $30m of margin from bypassing the bid/ask spread and from collateral savings).” – Morgan Stanley Research, Oct. 2010
Calpine
Corporation
“Calpine’s strategy of keeping its focus on natural gas-fired generation has served the company well. By doing so, Calpine has been able to avoid the need for costly environmental upgrades.” – Oppenheimer, Dec. 2010
“Operating costs are expected to decline in 2012 as the major maintenance cycle is completed. Thereafter, we expect costs to be about flat as a result of the company’s cost management efforts.” – Wunderlich Securities, Dec. 2010
Constellation
Energy Group
“Constellation Energy must be nimble and agile, able and willing to change based upon market dynamics or a sweeping policy pronouncement. Over the course of the next 12 to 24 months, we intend to deploy up to $1 billion of the cash proceeds from the
EDF joint venture toward asset acquisitions in areas where we supply a large volume of power.” – GlobalData, July 2010
AES
Corporation
“AES is currently transitioning from a crisis period to disciplined growth. Key future drivers are organic growth,  acquisitions, deleveraging, enhanced operational synergies and cost cutting.” – RBC Capital Markets, Nov. 2010
“Potential for positive earnings revisions in the future. We believe the combination of cost reductions and/or accretive acquisitions could cause upward revisions to our 2011-2012 estimates. Our recent conversations with management suggest the possibility of
$75-100 million ($0.06-$0.08/share, after-tax) of corporate overhead reductions that are not currently in our estimates” – SunTrust
Robinson Humphrey, Oct. 2010
Source: Analyst reports and other publically available information